Exhibit 10.1
FOURTH AMENDMENT TO GOOGLE MAPS AGREEMENT

This fourth amendment (“Amendment”) is entered into by Google LLC (“Google”) and Uber Technologies, Inc. ("Customer”), and amends the Google Maps Master Agreement (“Master Agreement”), the Google Maps Platform Rides and Delivery Solution Services Schedule (“Services Schedule”), and the Google Maps Master Agreement Order Form−Google Maps Platform Rides and Deliveries Solution between the parties dated July 13, 2020, and August 21, 2023 as amended (collectively, the “Agreement”). This Amendment is effective on the date last signed below (“Amendment Effective Date”).

AGREED TERMS

1.Definitions. The Agreement’s defined terms apply to this Amendment. Section 14 (Additional Definitions) of the Services Schedule is amended to include the following: [***]
2.[***]
3.[***]
4.Amended Use Limits (API Entitlements). The "Amended Use Limits" in Order Form Section 4(b) are deleted and replaced in their entirety by the table in Appendix B of this Amendment. These entitlements represent the maximum API calls permitted per Billable Transaction.
5.Collaborative Capacity Planning. [***]
6.[***]
7.Reporting Requirements Amendment. [***]
8.Term Extension and Year 4-5 Pricing. [***]
9.Prohibited Territory Amendment. Section 14 (Additional Definitions) of the Google Maps Platform Rides and Delivery Solution Services Schedule is amended by deleting the definition of "Prohibited Territory" in its entirety and replacing it with the following:
"Prohibited Territory" means (1) the then-current countries listed at https://cloud.google.com/maps-platform/terms/maps-prohibited-territories/ and (2) South Korea for the Navigation Service only. South Korea will be automatically removed from this Prohibited Territory definition on the date Google publicly launches the Navigation Service for South Korea as a General Availability service.

10.General. The Agreement remains in full force and effect except as modified by this Amendment. To the extent the Agreement and this Amendment conflict, this Amendment governs. The Agreement’s governing law and dispute resolution provisions apply to this Amendment.

Google	Google LLC	Customer/Partner	Uber Technologies, Inc.
Signature	/s/Philipp Schindler	Signature	/s/Madhu Kannan
Print Name	Philipp Schindler	Print Name	Madhu Kannan
Title	Authorized Signatory	Title	Chief Business Officer
Date	19 April 2026	Date	18 April 2026

APPENDIX A: UPDATED PRICING TABLES

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APPENDIX B: REVISED API ENTITLEMENTS

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